Exhibit 99.2

FINANCIAL SUPPLEMENT

DECEMBER 31, 2006

We provide this supplement to assist investors in evaluating our Company’s financial and operating metrics.  We suggest that the notes to this supplement are read in conjunction with the financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

1

Notes to Financial Supplement

Presentation

Stock Option Investigation

On June 12, 2006, we announced that a committee of independent directors of the Board of Directors (the “Special Committee”) assisted by independent legal counsel and outside accounting experts were conducting an independent investigation to review our historical stock option grant practices.  On December 13, 2006, we restated our historical financial statements to record additional non-cash stock based compensation charges and the related income tax effects based on the findings of the Special Committee.  We recorded these non-cash compensation charges as a component of “Corporate expenses” and did not allocate these non-cash costs to our reportable segments.  The restatement did not affect our statements of operations or segment results for the 2006 periods.

Sale of Advertising & Communications business in North America.

On August 31, 2006, we sold our TMP Worldwide Advertising & Communications business in North America.  As a result of this transaction, the Company has completed the global divestiture of its recruitment advertising business and will no longer report an Advertising & Communications operating segment.  Accordingly, we have reclassified our quarterly financial information to reflect the disposition as discontinued operations in all periods presented.  The financial results from continuing operations, presented herein, reflect the remaining and ongoing results of our business.

(1) Non-GAAP financial measures

The information included in this financial supplement contains non-GAAP financial measures.  A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”).  These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures reported by other companies.  We believe that our presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.  In addition, we use these measures for reviewing our financial results and for budgeting and planning purposes.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures.  As a result of the adoption SFAS 123(R) in 2006, free cash flow amounts in 2004 and 2005 have been adjusted to exclude the income tax benefits on stock option exercises.  Free cash flow is considered a liquidity measure and provides useful information about our ability to generate cash after investments in property and equipment.  Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.  Free cash flow does not reflect the total change in our cash position for the period and should not be considered a substitute for such a measure.

2

(2) Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business.  Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain.  In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business.  We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity.  We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Marketable securities) / Total shares outstanding

3

Monster Worldwide, Inc.
Statements of Operations - Non GAAP
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	12M 2005	12M 2006

Monster Careers	$148,982	$164,773	$172,032	$178,931	$192,982	$224,589	$237,190	$244,292	$258,260	$708,718	$964,331
Internet Advertising & Fees	23,182	24,761	26,059	27,903	30,830	32,447	37,979	41,563	40,356	109,553	152,345
Revenue	172,164	189,534	198,091	206,834	223,812	257,036	275,169	285,855	298,616	818,271	1,116,676

Salary and related	70,323	71,282	77,510	81,820	85,819	89,524	95,439	103,895	112,172	316,431	401,030
Office and general	26,023	29,073	29,135	28,831	31,405	36,973	32,672	42,025	50,007	118,444	161,677
Marketing and promotion	36,594	47,952	47,062	46,074	53,633	65,799	73,212	68,077	66,418	194,721	273,506
OIBDA(1)	39,224	41,227	44,384	50,109	52,955	64,740	73,846	71,858	70,019	188,675	280,463

Depreciation expense	4,864	5,759	5,820	5,967	6,292	7,097	8,586	7,323	7,895	23,838	30,901
Amortization of restricted stock and RSU Plan	639	968	534	540	693	2,029	3,423	2,943	2,424	2,735	10,819
Non-cash stock option expense	2,705	2,721	2,138	6,601	425	—	—	—	—	11,885	—
Amortization of intangibles	2,301	2,327	2,247	2,179	2,832	2,675	2,569	1,765	1,870	9,585	8,879
Operating expenses	143,449	160,082	164,446	172,012	181,099	204,097	215,901	226,028	240,786	677,639	886,812

Operating income	28,715	29,452	33,645	34,822	42,713	52,939	59,268	59,827	57,830	140,632	229,864
Interest and other, net(2)	(454)	(391)	733	684	3,804	3,130	3,940	5,012	6,398	4,830	18,480
Income from cont. operations, pre-tax	28,261	29,061	34,378	35,506	46,517	56,069	63,208	64,839	64,228	145,462	248,344

Income taxes	11,733	10,452	12,146	13,015	16,028	20,411	22,077	22,692	22,481	51,641	87,661
Losses in equity interests	—	(209)	(367)	(641)	(2,180)	(1,241)	(2,284)	(2,054)	(1,517)	(3,397)	(7,096)
Income from continuing operations	16,528	18,400	21,865	21,850	28,309	34,417	38,847	40,093	40,230	90,424	153,587

Income (loss) from disc. operations, net of tax(3)	2,712	(438)	(3,848)	4,216	7,840	7,845	770	(123,910)	(1,155)	7,770	(116,450)

Net income (loss)	$19,240	$17,962	$18,017	$26,066	$36,149	$42,262	$39,617	$(83,817)	$39,075	$98,194	$37,137

Basic earnings (loss) per share:
Income from continuing operations	$0.14	$0.15	$0.18	$0.18	$0.23	$0.27	$0.30	$0.31	$0.31	$0.74	$1.20
Net income (loss)	$0.16	$0.15	$0.15	$0.21	$0.29	$0.33	$0.31	$(0.65)	$0.30	$0.80	$0.29

Diluted earnings (loss) per share:
Income from continuing operations	$0.14	$0.15	$0.18	$0.18	$0.22	$0.26	$0.29	$0.31	$0.31	$0.72	$1.17
Net income (loss)	$0.16	$0.15	$0.15	$0.21	$0.28	$0.32	$0.30	$(0.64)	$0.30	$0.79	$0.28

Weighted avg. shares outstanding:
Basic shares	119,373	120,655	121,049	122,128	124,348	126,753	128,551	128,484	128,489	122,055	128,077
Diluted shares	122,353	123,577	123,181	124,757	127,418	130,619	132,009	130,827	131,209	125,038	131,247

(1) -      See notes to financial supplement for further explanation of non-GAAP measures.

(2) -      Interest and other, net includes a $2.1 million gain from the sale of a long-term investment and a $1.3 million gain related to an early repayment of a note associated with a disposed company in the fourth quarters of 2005 and  2006, respectively.

(3) -      Loss from discontinued operations, net of tax in the third quarter of 2006 includes the write-off of $133.0 million of goodwill related to our former TMP Worldwide Advertising & Communications business in North  America.

Monster Worldwide, Inc.
Trailing Twelve Months Statistics - Statements of Operations - Non-GAAP
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
Summary P&L Information	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006
Monster Careers	$516,371	$571,027	$620,064	$664,718	$708,718	$768,534	$833,692	$899,053	$964,331
Internet Advertising & Fees	77,538	90,254	97,404	101,905	109,553	117,239	129,159	142,819	152,345
Revenue	593,909	661,281	717,468	766,623	818,271	885,773	962,851	1,041,872	1,116,676

Salary and related	237,284	262,652	284,345	300,935	316,431	334,673	352,602	374,677	401,030
Office and general	94,595	102,906	108,958	113,062	118,444	126,344	129,881	143,075	161,677
Marketing and promotion	149,090	159,415	168,640	177,682	194,721	212,568	238,718	260,721	273,506
OIBDA(1)	112,940	136,308	155,525	174,944	188,675	212,188	241,650	263,399	280,463

Depreciation expense	21,547	22,104	22,264	22,410	23,838	25,176	27,942	29,298	30,901
Amortization of restricted stock and RSU Plan	2,722	3,216	2,878	2,681	2,735	3,796	6,685	9,088	10,819
Non-cash stock option expense	11,207	10,965	10,249	14,165	11,885	9,164	7,026	425	—
Amortization of intangibles	7,132	8,861	9,917	9,054	9,585	9,933	10,255	9,841	8,879
Operating expenses	523,577	570,119	607,251	639,989	677,639	721,654	773,109	827,125	886,812

Operating income	70,332	91,162	110,217	126,634	140,632	164,119	189,742	214,747	229,864
Interest and other, net	(2,059)	(2,174)	(620)	572	4,830	8,351	11,558	15,886	18,480
Income from cont. operations, pre-tax	68,273	88,988	109,597	127,206	145,462	172,470	201,300	230,633	248,344

Income taxes	25,135	32,936	40,154	47,346	51,641	61,600	71,531	81,208	87,661
Losses in equity interests	—	(209)	(576)	(1,217)	(3,397)	(4,429)	(6,346)	(7,759)	(7,096)
Income from continuing operations	43,138	55,843	68,867	78,643	90,424	106,441	123,423	141,666	153,587

Income (loss) from disc. operations, net of tax	15,598	11,634	3,428	2,642	7,770	16,053	20,671	(107,455)	(116,450)

Net income	$58,736	$67,477	$72,295	$81,285	$98,194	$122,494	$144,094	$34,211	$37,137

Basic earnings per share:
Income from continuing operations	$0.37	$0.47	$0.57	$0.65	$0.74	$0.86	$0.98	$1.12	$1.20
Net income	$0.50	$0.57	$0.60	$0.67	$0.80	$0.99	$1.15	$0.27	$0.29

Diluted earnings per share:
Income from continuing operations	$0.36	$0.46	$0.56	$0.64	$0.72	$0.84	$0.96	$1.09	$1.17
Net income	$0.49	$0.55	$0.59	$0.66	$0.79	$0.97	$1.12	$0.26	$0.28

Weighted avg. shares outstanding:
Basic shares	117,738	119,011	119,915	120,801	122,055	123,570	125,445	127,034	128,077
Diluted shares	120,075	121,618	122,366	123,467	125,038	126,494	128,701	130,218	131,247

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Cash Flows - Non GAAP
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	12M 2005	12M 2006
Cash flows provided by operating activities:
Net income (loss)	$19,240	$17,962	$18,017	$26,066	$36,149	$42,262	$39,617	$(83,817)	$39,075	$98,194	$37,137
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
(Income) loss from discontinued operations, net of tax	(2,712)	438	3,848	(4,216)	(7,840)	(7,845)	(770)	123,910	1,155	(7,770)	116,450
Depreciation and amortization	7,165	8,086	8,067	8,146	9,124	9,772	11,155	9,088	9,765	33,423	39,780
Provision for doubtful accounts	1,593	2,109	1,750	2,781	1,807	2,824	1,840	1,841	2,550	8,447	9,055
Tax benefit on stock based compensation	(757)	(296)	1,100	(428)	12,180	11,275	6,049	16	632	12,556	17,972
Excess tax benefits from stock option exercises	—	—	—	—	—	(11,011)	(6,027)	(16)	(348)	—	(17,402)
Non cash compensation	3,343	4,489	2,405	7,086	640	2,068	3,536	2,791	2,424	14,620	10,819
Common stock issued for matching contribution to 401(k) plan and other	604	741	1,264	835	973	996	858	—	—	3,813	1,854
Deferred income taxes	9,685	8,548	1,973	4,543	9,762	6,736	2,593	(815)	2,267	24,826	10,781
Minority interests and other	80	287	359	366	2,641	1,235	2,284	2,056	1,522	3,653	7,097
Changes in assets and liabilities, net of business combinations:										—	—
Accounts Receivable	(19,970)	12,392	(4,675)	(14,099)	(75,510)	(3,062)	(21,388)	(24,072)	(122,790)	(81,892)	(171,312)
Prepaid and other	(4,504)	1,018	(11,997)	1,800	(8,617)	(1,492)	(8,248)	(14,542)	2,465	(17,796)	(21,817)
Deferred revenue	34,600	6,775	3,449	2,195	79,779	15,900	5,544	(2,328)	97,440	92,198	116,556
Accounts payable, accrued expenses and other liabilities	(2,067)	(1,651)	20,339	24,301	(6,443)	8,338	24,365	48,570	12,739	36,546	94,012
Net cash provided by (used for) operating activities of discontinued operations	(2,208)	(19,535)	7,023	6,960	6,304	4,326	1,342	16,168	(4,053)	752	17,783
Total adjustments	24,852	23,401	34,905	40,270	24,800	40,060	23,133	162,667	5,768	123,376	231,628
Net cash provided by operating activities	44,092	41,363	52,922	66,336	60,949	82,322	62,750	78,850	44,843	221,570	268,765
Cash flows provided by (used for) investing activities:
Capital expenditures	(2,136)	(7,232)	(6,240)	(7,236)	(14,983)	(9,416)	(16,127)	(12,825)	(17,238)	(35,691)	(55,606)
Purchase of marketable securities	—	—	—	—	(118,461)	(334,990)	(608,773)	(404,703)	(373,959)	(118,461)	(1,722,425)
Sale of marketable securities	—	—	—	—	—	238,001	406,537	321,390	342,351	—	1,308,279
Payments for acquisitions and intangible assets, net of cash acquired	(1,969)	(42,477)	(6,828)	(2,265)	(96,598)	(23,655)	(24,312)	(631)	(248)	(148,168)	(48,846)
Investment in unconsolidated affiliate	—	(50,137)	—	—	—	(19,936)	—	—	—	(50,137)	(19,936)
Sale of long-term investment	—	1,878	—	125	2,713	—	—	—	—	4,716	—
Net proceeds from sale of business	6,810	(432)	50,181	(658)	1,000	—	32,950	36,205	—	50,091	69,155
Cash funded to equity investee	—	—	—	—	—	—	(4,800)	(2,400)	(2,800)	—	(10,000)
Net cash used for investing activities of discontinued operations	(1,394)	(1,401)	(1,572)	(1,307)	(727)	(2,469)	—	(455)	—	(5,007)	(2,924)
Net cash provided by (used for) investing activities	1,311	(99,801)	35,541	(11,341)	(227,056)	(152,465)	(214,525)	(63,419)	(51,894)	(302,657)	(482,303)
Cash flows provided by financing activities:
Net borrowings (repayments) under line of credit and capital lease obligations	(763)	(507)	(1,328)	(302)	323	(276)	(87)	(130)	322	(1,814)	(171)
Proceeds from the issuance of common stock	—	—	—	—	—	—	—	—	—	—	—
Cash received from the exercise of employee stock options	34,068	3,653	10,733	23,323	57,317	59,594	31,571	60	1,038	95,026	92,263
Excess tax benefits from stock option exercises	—	—	—	—	—	11,011	6,027	16	348	—	17,402
Repurchase of common stock	—	—	(1,398)	—	(7,906)	(8,537)	(5,879)	—	(318)	(9,304)	(14,734)
Structured stock repurchase, net	—	—	—	—	—	(22,758)	—	—	—	—	(22,758)
Net cash provided by financing activities	33,305	3,146	8,007	23,021	49,734	39,034	31,632	(54)	1,390	83,908	72,002
Effects of exchange rates on cash	2,191	(1,894)	(1,577)	(125)	(739)	547	1,167	352	1,553	(4,335)	3,619
Net increase (decrease) in cash and cash equivalents	80,899	(57,186)	94,893	77,891	(117,112)	(30,562)	(118,976)	15,729	(4,108)	(1,514)	(137,917)
Cash and cash equivalents, beginning of period	117,212	198,111	140,925	235,818	313,709	196,597	166,035	47,059	62,788	198,111	196,597
Cash and cash equivalents, end of period	$198,111	$140,925	$235,818	$313,709	$196,597	$166,035	$47,059	$62,788	$58,680	$196,597	$58,680
Free cash flow(1):
Net cash provided by operating activities	$44,092	$41,363	$52,922	$66,336	$60,949	$82,322	$62,750	$78,850	$44,843	$221,570	$268,765
Less: Tax benefit on stock option exercises	757	296	(1,100)	428	(12,180)	—	—	—	—	(12,556)	—
Less: Capital expenditures	(2,136)	(7,232)	(6,240)	(7,236)	(14,983)	(9,416)	(16,127)	(12,825)	(17,238)	(35,691)	(55,606)
Free cash flow	$42,713	$34,427	$45,582	$59,528	$33,786	$72,906	$46,623	$66,025	$27,605	$173,323	$213,159

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
ASSETS
	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006
Current assets:
Cash and cash equivalents	$198,111	$140,925	$235,818	$313,709	$196,597	$166,035	$47,059	$62,788	$58,680
Marketable securities	—	—	—	—	123,747	221,019	422,972	506,285	537,893
Accounts receivable, net	181,037	169,858	172,785	184,101	258,848	259,086	278,870	324,507	444,747
Prepaid and other	42,837	40,104	48,227	45,852	54,651	58,242	63,565	77,937	82,488
Current assets of discontinued operations	281,526	279,254	150,494	144,994	139,216	129,844	90,864	—	—
Total current assets	703,511	630,141	607,324	688,656	773,059	834,226	903,330	971,517	1,123,808

Property and equipment, net	68,762	70,308	70,736	72,279	80,977	83,302	89,243	94,150	102,402
Goodwill	444,068	453,501	433,602	429,835	521,717	531,497	567,677	570,272	589,041
Intangibles, net	53,393	50,808	47,824	50,312	55,602	53,509	54,569	53,067	51,695
Other assets	28,258	19,517	26,437	26,280	29,755	30,363	46,018	49,156	43,232
Investment in unconsolidated affiliate	—	49,928	49,351	48,935	46,758	65,480	63,196	61,142	59,625
Long-term assets of discontinued operations	256,961	252,581	172,343	172,938	170,847	171,191	139,266	—	—
Total assets	$1,554,953	$1,526,784	$1,407,617	$1,489,235	$1,678,715	$1,769,568	$1,863,299	$1,799,304	$1,969,803

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$205,087	$199,321	$219,459	$244,952	$249,464	$255,812	$288,031	$350,250	$358,850
Deferred revenue	230,354	241,119	244,568	246,763	327,429	343,329	349,034	346,706	444,145
Current portion of long-term debt	29,081	31,805	26,572	29,903	31,378	21,789	18,635	18,507	23,249
Current liabilities of discontinued operations	275,579	257,540	117,143	106,010	97,674	88,855	46,028	—	—
Total current liabilities	740,101	729,785	607,742	627,628	705,945	709,785	701,728	715,463	826,244

Long-term debt, less current portion	33,975	14,653	14,363	14,805	15,678	3,093	2,185	2,152	415
Other liabilities	963	1,532	4,043	8,934	23,615	30,481	34,812	34,454	33,459
Long-term liabilities of discontinued operations	299	387	171	155	137	—	—	—	—
Total liabilities	775,338	746,357	626,319	651,522	745,375	743,359	738,725	752,069	860,118

Common stock and class B common stock	122	122	122	124	127	129	131	131	131
Additional paid-in capital	1,446,234	1,443,125	1,457,343	1,487,677	1,553,339	1,592,077	1,629,378	1,632,246	1,636,023
Accumulated other comprehensive income	98,027	71,804	40,267	39,740	35,515	42,979	64,424	68,034	87,632
Unamortized stock based compensation	(15,336)	(3,154)	(2,981)	(2,441)	(4,403)	—	—	—	—
Retained earnings (deficit)	(749,432)	(731,470)	(713,453)	(687,387)	(651,238)	(608,976)	(569,359)	(653,176)	(614,101)
Total stockholders’ equity	779,615	780,427	781,298	837,713	933,340	1,026,209	1,124,574	1,047,235	1,109,685

Total liabilities and stockholders’ equity	$1,554,953	$1,526,784	$1,407,617	$1,489,235	$1,678,715	$1,769,568	$1,863,299	$1,799,304	$1,969,803

Selected Financial Ratios(2)
- Annualized return on equity	10.5%	9.2%	9.2%	12.9%	16.3%	17.3%	14.7%	36.2%	13.8%
- Book value per share	$6.47	$6.46	$6.43	$6.77	$7.44	$8.01	$8.75	$8.15	$8.63
- Cash and marketable securities per share	$1.64	$1.17	$1.94	$2.54	$2.55	$3.02	$3.66	$4.43	$4.64

(2) - See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis - Non-GAAP
(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	12M 2005	12M 2006
Segment revenue:
Monster Careers - North America	$112,070	$123,556	$126,152	$134,094	$137,798	$159,998	$162,816	$166,910	$168,327	$521,600	$658,051
Monster Careers - International	36,912	41,217	45,880	44,837	55,184	64,591	74,374	77,382	89,933	187,118	306,280
Monster Careers revenue	$148,982	$164,773	$172,032	$178,931	$192,982	$224,589	$237,190	$244,292	$258,260	$708,718	$964,331
Internet Advertising & Fees revenue	23,182	24,761	26,059	27,903	30,830	32,447	37,979	41,563	40,356	109,553	152,345
Consolidated revenue	$172,164	$189,534	$198,091	$206,834	$223,812	$257,036	$275,169	$285,855	$298,616	$818,271	$1,116,676
Segment OIBDA(1):
Monster Careers - North America	$40,786	$41,409	$45,309	$50,984	$49,974	$58,652	$61,337	$62,114	$64,984	$187,676	$247,087
Monster Careers - International	3,940	545	(777)	92	3,580	4,724	7,064	8,248	13,001	3,440	33,037
Monster Careers OIBDA(1)	$44,726	$41,954	$44,532	$51,076	$53,554	$63,376	$68,401	$70,362	$77,985	$191,116	$280,124
Internet Advertising & Fees OIBDA(1)	6,705	8,269	9,187	9,557	11,915	11,608	14,235	13,504	12,849	38,928	52,196
Total Monster OIBDA(1)	$51,431	$50,223	$53,719	$60,633	$65,469	$74,984	$82,636	$83,866	$90,834	$230,044	$332,320
Corporate expenses before D&A(1)	$(12,207)	$(8,996)	$(9,335)	$(10,524)	$(12,514)	$(10,244)	$(8,790)	$(12,008)	$(20,815)	$(41,369)	$(51,857)
Segment operating income (loss):(1)
Monster Careers - North America	$37,267	$37,285	$41,100	$46,735	$45,769	$54,559	$55,597	$57,193	$59,853	$170,889	$227,202
Monster Careers - International	2,299	(1,978)	(3,217)	(2,367)	285	765	2,003	4,997	9,658	(7,277)	17,423
Monster Careers operating income	$39,566	$35,307	$37,883	$44,368	$46,054	$55,324	$57,600	$62,190	$69,511	$163,612	$244,625
Internet Advertising & Fees operating income	4,968	7,116	8,046	8,407	10,656	9,486	12,563	11,843	11,170	34,225	45,062
Total Monster operating income	$44,534	$42,423	$45,929	$52,775	$56,710	$64,810	$70,163	$74,033	$80,681	$197,837	$289,687
Corporate expenses	$(15,819)	$(12,971)	$(12,284)	$(17,953)	$(13,997)	$(11,871)	$(10,895)	$(14,206)	$(22,851)	$(57,205)	$(59,823)

Margin Analysis:

Monster Careers - North America OIBDA margin	36.4%	33.5%	35.9%	38.0%	36.3%	36.7%	37.7%	37.2%	38.6%	36.0%	37.5%
Monster Careers - North America operating margin	33.3%	30.2%	32.6%	34.9%	33.2%	34.1%	34.1%	34.3%	35.6%	32.8%	34.5%
Monster Careers - International OIBDA margin	10.7%	1.3%	-1.7%	0.2%	6.5%	7.3%	9.5%	10.7%	14.5%	1.8%	10.8%
Monster Careers - International operating margin	6.2%	-4.8%	-7.0%	-5.3%	0.5%	1.2%	2.7%	6.5%	10.7%	-3.9%	5.7%
Internet Advertising & Fees OIBDA margin	28.9%	33.4%	35.3%	34.3%	38.6%	35.8%	37.5%	32.5%	31.8%	35.5%	34.3%
Internet Advertising & Fees operating margin	21.4%	28.7%	30.9%	30.1%	34.6%	29.2%	33.1%	28.5%	27.7%	31.2%	29.6%
Monster OIBDA margin	29.9%	26.5%	27.1%	29.3%	29.3%	29.2%	30.0%	29.3%	30.4%	28.1%	29.8%
Monster operating margin	25.9%	22.4%	23.2%	25.5%	25.3%	25.2%	25.5%	25.9%	27.0%	24.2%	25.9%
Consolidated OIBDA margin	22.8%	21.8%	22.4%	24.2%	23.7%	25.2%	26.8%	25.1%	23.4%	23.1%	25.1%
Consolidated operating margin	16.7%	15.5%	17.0%	16.8%	19.1%	20.6%	21.5%	20.9%	19.4%	17.2%	20.6%

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Geographic Information and Employee Data - Non-GAAP
(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	12M 2005	12M 2006

Consolidated revenue by geographic region:
North America	$135,252	$148,317	$152,211	$161,997	$168,628	$192,445	$200,795	$208,473	$208,683	$631,153	$810,396
International	36,912	41,217	45,880	44,837	55,184	64,591	74,374	77,382	89,933	187,118	306,280
Consolidated revenue	$172,164	$189,534	$198,091	$206,834	$223,812	$257,036	$275,169	$285,855	$298,616	$818,271	$1,116,676

Consolidated OIBDA by geographic region:
North America	$47,491	$49,678	$54,496	$60,541	$61,889	$70,260	$75,572	$75,618	$77,833	$226,604	$299,283
International	3,940	545	(777)	92	3,580	4,724	7,064	8,248	13,001	3,440	33,037
Corporate	(12,207)	(8,996)	(9,335)	(10,524)	(12,514)	(10,244)	(8,790)	(12,008)	(20,815)	(41,369)	(51,857)
Consolidated OIBDA(1)	$39,224	$41,227	$44,384	$50,109	$52,955	$64,740	$73,846	$71,858	$70,019	$188,675	$280,463

Consolidated operating income (loss) by geographic region:
North America	$42,235	$44,401	$49,146	$55,142	$56,425	$64,045	$68,160	$69,036	$71,023	$205,114	$272,264
International	2,299	(1,978)	(3,217)	(2,367)	285	765	2,003	4,997	9,658	(7,277)	17,423
Corporate	(15,819)	(12,971)	(12,284)	(17,953)	(13,997)	(11,871)	(10,895)	(14,206)	(22,851)	(57,205)	(59,823)
Consolidated operating income	$28,715	$29,452	$33,645	$34,822	$42,713	$52,939	$59,268	$59,827	$57,830	$140,632	$229,864

Employee Data:

Global employees (ones)	3,317	3,044	3,216	3,347	3,537	3,785	4,214	4,632	4,854	3,537	4,854
Annualized revenue per average employee	$209.5	$238.4	$253.2	$252.1	$260.1	$280.8	$275.2	$258.5	$251.8	$260.1	$251.8

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations - Non GAAP
(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	12M 2005	12M 2006
Monster Careers	86.5%	86.9%	86.8%	86.5%	86.2%	87.4%	86.2%	85.5%	86.5%	86.6%	86.4%
Internet Advertising & Fees	13.5%	13.1%	13.2%	13.5%	13.8%	12.6%	13.8%	14.5%	13.5%	13.4%	13.6%
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	40.8%	37.6%	39.1%	39.6%	38.3%	34.8%	34.7%	36.3%	37.6%	38.7%	35.9%
Office and general	15.1%	15.3%	14.7%	13.9%	14.0%	14.4%	11.9%	14.7%	16.7%	14.5%	14.5%
Marketing and promotion	21.3%	25.3%	23.8%	22.3%	24.0%	25.6%	26.6%	23.8%	22.2%	23.8%	24.5%
OIBDA(1)	22.8%	21.8%	22.4%	24.2%	23.7%	25.2%	26.8%	25.1%	23.4%	23.1%	25.1%

Depreciation expense	2.8%	3.0%	2.9%	2.9%	2.8%	2.8%	3.1%	2.6%	2.6%	2.9%	2.8%
Amortization of restricted stock and RSU Plan	0.4%	0.5%	0.3%	0.3%	0.3%	0.8%	1.2%	1.0%	0.8%	0.3%	1.0%
Non-cash stock option expense	1.6%	1.4%	1.1%	3.2%	0.2%	0.0%	0.0%	0.0%	0.0%	1.5%	0.0%
Amortization of intangibles	1.3%	1.2%	1.1%	1.1%	1.3%	1.0%	0.9%	0.6%	0.6%	1.2%	0.8%
Operating expenses	83.3%	84.5%	83.0%	83.2%	80.9%	79.4%	78.5%	79.1%	80.6%	82.8%	79.4%

Operating income	16.7%	15.5%	17.0%	16.8%	19.1%	20.6%	21.5%	20.9%	19.4%	17.2%	20.6%
Interest and other, net	-0.3%	-0.2%	0.4%	0.3%	1.7%	1.2%	1.4%	1.8%	2.1%	0.6%	1.7%
Income from cont. operations, pre-tax	16.4%	15.3%	17.4%	17.2%	20.8%	21.8%	23.0%	22.7%	21.5%	17.8%	22.2%

Income taxes	6.8%	5.5%	6.1%	6.3%	7.2%	7.9%	8.0%	7.9%	7.5%	6.3%	7.9%
Losses in equity interests	0.0%	-0.1%	-0.2%	-0.3%	-1.0%	-0.5%	-0.8%	-0.7%	-0.5%	-0.4%	-0.6%
Income from continuing operations	9.6%	9.7%	11.0%	10.6%	12.6%	13.4%	14.1%	14.0%	13.5%	11.1%	13.8%

Income (loss) from disc. operations, net of tax	1.6%	-0.2%	-1.9%	2.0%	3.5%	3.1%	0.3%	-43.3%	-0.4%	0.9%	-10.4%

Net income	11.2%	9.5%	9.1%	12.6%	16.2%	16.4%	14.4%	-29.3%	13.1%	12.0%	3.3%

(1) - See notes to financial supplement for further explanation of non-GAAP measures.